Prescribed by J. Kenneth Blackwell	Expedite this Form: (Select One)
Ohio Secretary of State		Maall Form to one of the Following PO Box 1390
Central Ohio: (614) 466-3910	☑ Yes	Columbus, OH 43216
Toll Free: 1-877-SOS-FILE (1-877-767-3453)	*** Requires an additional fee of $100 ***
PO Box 670
	☐ NO	Columbus, OH 43216
www.state.oh .us/sos
e-mail: busserv@sos.state.oh.us
INITIAL ARTICLES OF INCORPORATION
(For Domestic Profit or Non-Profit)
Filing Fee $125.00
THE UNDERSIGNED HEREBY STATES THE FOLLOWING:
(CHECK ONLY ONE (1) BOX)

(1) ☑ Articles of Incorporation Profit	(2) ☐ Articles of Incorporation Non-Profit	(3) ☐ Articles of Incorporation Professional (170-ARP)
(113-ARF)	(114-ARN)	Profession

ORC 1701	ORC 1702	ORC 1785
Complete the general information in this section for the box checked above.

Name of Corporation	Preble County Landfill, Inc.

Location	Eaton	Preble

	(City)	(County)

Effective Date	11 /1/2002 Date specified can be no more than 90 days after date of filing.

(mm/dd/yyyy)
☐ Check here if additional provisions are attached
Complete the information In this section If box (2) or (3) is checked. Completing this section is optional if box (1) is checked.
Purpose for which corporation is formed
Primarly to engage in and conduct the business of non-hazardous waste management and disposal, and to engage in any other business or activity permitted under Ohio law.
Complete the information in this section if box (1) or (3) is checked.

The number of shares which the corporation is authorized to have outstanding (Please state if shares are common or preferred and their par value if any)
	1,000	common	$0 . 01

	(No. of Shares)	(Type)	(Par Value)
(Refer to instructions if needed)

OH001 — 6/14/2002 C T System Online	Page 1 of 6	Last Revised: May 2002

Completing the information in this section is optional
The following are the names and addresses of the individuals who are to serve as initial Directors.

Jo Lynn White

(Name)

15880 N. Greenway-Hayden Loop, Suite	100

(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

Scottsdale	Arizona	85260

(City)	(State)	(Zip Code)

(Name)

(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

(City)	(State)	(Zip Code)

(Name)

(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

(City)	(State)	(Zip Code)

REQUIRED Must be authenticated (signed) by an authorized	/s/ Jo Lynn White	11 / 1 /02

representative (See Instructions)	Authorized/Representative	Date

Jo Lynn White

Print Name

	Authorized Representative	Date

Print Name

	Authorized Representative	Date

Print Name

Page 3 of 6	Last Revised: May 2002